UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 6, 2020 (December 31, 2019)

Univar Solutions Inc.

(Exact name of registrant specified in its charter)

Delaware	001-37443	26-1251958
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3075 Highland Parkway, Suite 200

Downers Grove, IL 60515

(Address of principal executive offices, including zip code)

(331) 777-6000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	UNVR	New York Stock Exchange

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On December 31, 2019, Univar Solutions Inc. (the “Company”) completed the previously announced sale of the Company’s Environmental Sciences business (the “Environmental Sciences Business”) to AEA Investors and its affiliates, pursuant to an amended and restated securities purchase agreement, dated as of December 30, 2019 (the “Purchase Agreement”), by and among the Company, Univar Solutions USA Inc., Univar Canada LTD (collectively with the Company and Univar Solutions USA Inc., the “Sellers”), ENS Holdings III Corp., ENS Canada Holdings Corp. and ENS Holdings II Corp. (collectively with ENS Holdings III Corp. and ENS Canada Holdings Corp., the “Buyers”).

At the closing of the transaction, the Sellers sold all of their ownership interests in the Company’s subsidiaries: ES OpCo USA LLC, Sistemas Ecólogicos Para el Control de Plagas S.A. de C.V. and ES OpCo Canada II ULC, resulting in the Buyers acquiring all of the Environmental Sciences Business. As previously disclosed, the aggregate purchase price of $195 million consisted of $190 million in cash and a $5 million subordinated note issued by ENS Holdings II Corp., subject to certain customary and other pre- and post-closing adjustments, including as described in the unaudited pro forma financial information included as Exhibit 99.2 to this Current Report on Form 8-K. In line with its previously stated commitment, the Company will use the net proceeds from the transaction to paydown its existing term loan debt balance.

Item 7.01	Regulation FD.

On January 6, 2020, the Company issued a press release announcing the completion of the sale of the Environmental Sciences Business. A copy of the press release is attached as Exhibit 99.1.

The information furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated balance sheet of the Company as of September 30, 2019 and the unaudited pro forma condensed consolidated statements of operations of the Company for the nine months ended September 30, 2019 and for the year ended December 31, 2018, which give pro forma effect to the disposition of the Environmental Sciences Business, are included as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated into this Item 9.01 by reference.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release issued on January 6, 2020.

99.2	Unaudited Pro Forma Condensed Consolidated Financial Information of Univar Solutions Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 6, 2020	UNIVAR SOLUTIONS INC.

	By:	/s/ Noelle J. Perkins
	Name:	Noelle J. Perkins
	Title:	Senior Vice President, General Counsel and Secretary